Exhibit 99.1

GI-Targeted JAK Inhibition for Ulcerative Colitis Dr. Brett Haumann Chief Medical Officer

Under the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, the company cautions investors that any forward-looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements or projections. Examples of forward-looking statements in this presentation include statements relating to the company’s business plans and objectives, including financial and operating results, potential partnering transactions and sales targets, the company’s regulatory strategies and timing and results of clinical studies, the potential benefits and mechanisms of action of the company’s product and product candidates (including their potential as components of combination therapies and the timing and use of the net proceeds from the proposed offering). The company’s forward-looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective (including when our product candidates are studied in combination with other compounds), delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with third parties to discover, develop and commercialize products, risks associated with establishing and maintaining sales, marketing and distribution capabilities, and market conditions that may affect whether the offering will be made or consummated on the proposed terms, if at all. Other risks affecting the company are described under the heading “Risk Factors” and elsewhere in the company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 10, 2016, and other periodic reports filed with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Vision: Intestinal Targeting By Design Build on a long-standing foundation of developing drugs for the lung Topical delivery to the organ of interest Maximal therapeutic benefit targeted directly at the disease area Negligible systemic absorption to minimize systemic side effects

Vision: Intestinal Targeting By Design TPBH is transforming the conventional approach to oral JAK inhibition Adopts the same mindset as in respiratory disease Focuses on targeted maximal activity at the site of inflammation in the colonic wall Challenges the conventional approach to dosing oral JAK inhibitors

Vision: Intestinal Targeting By Design Previous oral JAK inhibitors were designed to be systemically active TIME BLOOD LEVEL Tofacitinib (illustrative) Organ Drug levels Small intestinal wall Low Portal vein High Systemic circulation High Large intestinal wall Low Stool Minimal

Vision: Intestinal Targeting By Design

TD-1473 is designed to maximize local anti-inflammatory efficacy & minimize systemic exposure

Tofacitinib (illustrative)



BLOOD LEVEL
TIME

Organ	Drug levels
Small intestinal wall	Low
Portal vein	High
Systemic circulation	High
Large intestinal wall	Low
Stool	Minimal

TD-1473 (illustrative)



BLOOD LEVEL
TIME

Organ	Drug levels
Small intestinal wall	Moderate
Portal vein	Moderate
Systemic circulation	Minimal
Large intestinal wall	Moderate
Stool	Moderate

6

Theravance Biopharma

. Efficacy of Tofacitinib JAK Inhibition Driven by Local Exposure Preclinical PoC for maximizing therapeutic index with GI-restricted molecule Colon Plasma Tofacitinib Oral Delivery (PO) Tofacitinib Intracecal Delivery (IC) Disease activity Intracecal administration results in equivalent efficacy with 15-fold lower dose, similar colon concentration, and 80-fold lower plasma concentration Shen et al. Colon Targeted Delivery of Tofacitinib Inhibits Oxazolone-induced Colitis in Mice, Despite Low Systemic Exposure. European Crohn’s and Colitis Organisation Conference March 2016

TD-1473 Reduces Rodent Colitis without Systemic Immunosuppression Differentiated from tofacitinib in the same preclinical models TD-1473 produces an anti-inflammatory effect at 10X lower dose & 1000X lower plasma concentration than tofacitinib TD-1473 shows no evidence of dose-dependent immunosuppressive effect, in contrast to tofacitinib Anti-inflammatory Effect in Mouse Oxazolone Colitis Model Reduction in Splenic NK Cell Counts Plasma AUC 0.004 µg.hr/mL Plasma AUC 4.7 µg.hr/mL Oral TD-1473 Oral Tofacitinib Beattie et al. TD-1473, a Novel, Potent, and Orally Administered, GI-targeted, Pan-Janus Kinase (JAK) Inhibitor . European Crohn’s and Colitis Organisation Conference March 2016

In-vitro & Ex-vivo Biological Properties of TD-1473

Potent JAK Inhibitor in Biochemical, Cellular and Colon Tissue Assays

K_i or IC_{50} values in nM


JAK

Kinase domain

	JAK1	JAK2	JAK3	TYK2
TD-1473	0.1	0.1	1.6	0.3
tofacitinib	*0.8*	*0.6*	*0.3*	*13*



Epithelial

	IL-13 (JAK1/2)	
	pSTAT6	IL-8
TD-1473	80	80
tofacitinib	*50*	*25*



T cell

	IL-2 (JAK1/3)		IL-6 (JAK1/2)	IFNα (JAK1/TYK2)	IL-12 (JAK2/TYK2)
	pSTAT5	IFNγ	pSTAT3	pSTAT1	pSTAT4
TD-1473	32	63	158	32	126
tofacitinib	*25*	*32*	*126*	*32*	*1260*



Monocyte

	GM-CSF (JAK2)	IL-4 (JAK1/2)
	pSTAT5	pSTAT6
TD-1473	200	32
tofacitinib	*126*	*40*



Human IBD colon

	IL-4 (JAK1/2)
	pSTAT6
TD-1473	100
tofacitinib	*50*



Mouse isolated colon (intraluminal drug dosing)

	IFN-g (JAK1/TYK2)
	pSTAT1
TD-1473	3200
tofacitinib	*4000*

Theravance Biopharma

Disposition of TD-1473 in Rat Optimized for Intestinal Restriction and Low Systemic Exposure TD-1473 is present at high levels in the lumen and tissue throughout the rat digestive tract Systemic levels of TD-1473 are low due to limited absorption and high clearance Corresponding tissue:plasma ratio (<40:1) and content:plasma ratio (<400:1) for tofacitinib are low relative to TD-1473 Upper GI Lower GI 10 100 1000 10000 100000 1000000 TD-1473 Tofa Compartment to Plasma Ratio Content Tissue 10 100 1000 10000 100000 1000000 TD-1473 Tofa Compartment to Plasma Ratio Content Tissue

TD-1473 Phase I FIH Study Schema Study 0140: Nested SAD/MAD in Healthy Volunteers Primary Objective: To evaluate the safety and tolerability of TD-1473 in healthy subjects in single ascending doses (n=40) and 14-day multiple ascending doses (n=32) Secondary Objective: To evaluate the pharmacokinetics of single ascending doses and multiple ascending doses of TD-1473 in plasma, urine and stool of healthy subjects

TD-1473 shows a favorable tolerability profile A total of 476 patient-days of dosing TD-1473 was generally well tolerated as a single dose up to 1000mg and as multiple daily doses up to 300mg QD for 14 days No serious, moderate, or severe AEs were reported in subjects dosed with TD-1473 There were no adverse events leading to study drug discontinuation All treatment-emergent adverse events in subjects dosed with TD-1473 were mild in severity and short in duration Vital sign and ECG assessments did not demonstrate any clinically significant changes relative to placebo No clinically relevant changes in chemistry or hematology laboratory parameters relative to placebo

TD-1473 Single and Multiple Dose Plasma PK Dose-proportional exposures from 10 – 1000 mg TD-1473 appears rapidly in plasma with low systemic concentrations consistent with limited oral bioavailability At steady state, the plasma exposures of TD-1473 at daily doses of 30 mg and 100 mg were approximately 75-fold and 15-fold lower, respectively, as compared to the plasma exposure of tofacitinib at twice daily doses of 10 mg High levels of TD-1473 present in stool at low doses, consistent with stool concentrations seen in positive preclinical models Tofacitinib Comparison: Data Extracted from Dowty ME, et al. JPET 2014. Mean ± SD plotted Multiple Ascending Dose PK on Day 14 (normal scale) Time (hr) C o n c e n t r a t i o n ( n M ) 0 4 8 12 16 20 24 0 100 200 300 400 300 mg 100 mg 30 mg 10 mg TD-1473 (QD) Multiple Ascending Dose PK on Day 14 (log scale) PK profile is consistent with slow absorption throughout the length of the small and large intestine

TBPH plans to progress TD-1473 to a patient study Totality of evidence suggests a therapeutically relevant dose of TD-1473 can penetrate the colon wall with minimal release into the systemic circulation TBPH is encouraged by the evidence to date Compelling preclinical evidence in relevant disease models Demonstrates that systemic exposure is not a prerequisite Confirms that TD-1473 achieves high mural concentrations Low systemic exposures and no dose-related immunosuppression Favorable PK and tolerability profile in healthy human volunteers No serious adverse events following single or repeat dose administration No clinically relevant changes in ECG, vitals or labs relative to placebo Low systemic exposure even at multiples of the likely intended dose range TBPH will progress to a Phase 1b study in patients with moderately or severely active ulcerative colitis by end-2016